EMPLOYMENT AGREEMENT, dated as of February 25, 1999, by and between DCAP GROUP, INC. (formerly EXTECH Corporation), a Delaware corporation (the "Company"), and JAY M. HAFT (the "Employee").

                                    RECITALS

                  WHEREAS, the Company and the Employee desire to enter into an employment agreement which will set forth the terms and conditions upon which the Employee shall be employed by the Company and upon which the Company shall compensate the Employee.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter set forth, the parties hereto have agreed, and do hereby agree, as follows:

         1.       EMPLOYMENT; TERM

                  1.1 (a) The Company will employ the Employee in its business, and the Employee will work for the Company therein, as its Vice Chairman of the Board and Vice Chairman of the Company's Audit Committee and Finance Committee for a term commencing as of the date hereof and terminating on the fifth anniversary of the date hereof (the "Fifth Anniversary Date") (the "Initial Term"), except that the term of this Agreement shall continue for an additional three (3) years (the "Extended Term") unless, at least ninety (90) days prior to the Fifth Anniversary Date, the Company, by vote of at least seventy-five percent (75%) of all of the members of its Board of Directors (including, for purposes of determining the number of members of the Board, the Employee, if a member), notifies the Employee of its desire not to extend the term of this Agreement (the "Non-Extension Notice"). The term of this Agreement, as it may be extended, is hereinafter referred to as the "Employment Period".

                           (b)  The Employee's employment may be terminated by
the Company at any time during the Employment Period upon written notice for "cause". The Company agrees that it will not terminate the Employee's employment for "cause" unless a majority of all of the members of its Board of Directors (including, for purposes of determining the number of members of the Board, the Employee, if a member) shall have approved such action. The Company agrees that it will not terminate the Employee's employement other than for "cause" unless at least seventy-five percent (75%) of all of the members of the Board of Directors (including, for purposes of determining the number of members of the Board, the Employee, if a member) shall have approved such action. As used in this Agreement, "cause" shall mean the Employee's commission of any act in the performance of his duties constituting common law fraud, a felony or other gross malfeasance of duty, the Employee's commission of any act involving moral turpitude, any material misrepresentation by the Employee (including, without limitation, a breach of any representation set forth in Paragraph 13.1 hereof), any breach of any material covenant on the Employee's part herein set forth, or the Employee's engagement in misconduct which is materially injurious to the Company or its subsidiaries.

                  1.2 Unless sooner terminated as provided for in this Agreement, at the end of the Employment Period (the "Expiration Date"), the Employee's employment with the Company shall terminate. Upon termination of the Employee's employment with the Company for any reason whatsoever, he shall be deemed to have resigned his positions as an officer and director of the Company and as an employee, officer and director of each of the Company's subsidiaries.

         2.       DUTIES

                  2.1 During the Employment Period, the Employee shall serve as the Company's Vice Chairman of the Board and Vice Chairman of the Company's Audit Committee and Finance Committee, and shall perform duties of an executive character consisting of administrative and managerial responsibilities on behalf of the Company and such further duties of an executive character as shall, from time to time, be delegated or assigned to him by the Board of Directors of the Company consistent with the Employee's position.

         3.       DEVOTION OF TIME

                  3.1 During the Employment Period, the Employee need only perform such part-time services as are reasonably necessary for him to fulfill his responsibilities hereunder as Vice Chairman of the Board; shall devote his best efforts, energy and skill to the services of the Company and the promotion of its interests; and shall not take part in activities detrimental to the best interests of the Company.

         4.       COMPENSATION

                  4.1 For all services to be rendered by the Employee during the Employment Period and in consideration of the Employee's representations and covenants set forth in this Agreement, the Employee shall be entitled to receive from the Company compensation as set forth herein.

                  4.2 During the Employment Period, the Employee shall be entitled to receive a salary at the rate of $22,500 per annum. The Employee shall be entitled to such additional compensation as shall be determined from time to time by the Board of Directors of the Company in its sole discretion. All amounts due hereunder shall be payable in accordance with the Company's standard payroll practices.

         5.       REIMBURSEMENT OF EXPENSES

                  5.1 The Company shall pay directly, or reimburse the Employee for, all reasonable and necessary expenses and disbursements incurred by the Employee for and on behalf of the Company in the performance of his duties during the Employment Period, including, without limitation, reasonable and necessary expenses incurred by the Employee for and on behalf of the Company in the performance of his duties during the Employment Period for (a) client entertainment and the use of a cellular telephone and beeper, and (b) food, lodging and transportation if he is required to perform any of his duties away from his primary place of residence.

                  5.2 The Employee shall submit to the Company, not less than once in each calendar month, reports of such expenses and other disbursements in form normally used by the

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Company and receipts with respect  thereto and the Company's  obligations  under
Paragraph 5.1 hereof shall be subject to compliance therewith.

         6.       DISABILITY; INSURANCE

                  6.1 If, during the Employment Period, the Employee, in the opinion of a majority of all of the members of the Board of Directors of the Company (excluding the Employee), as confirmed by competent medical evidence, shall become physically or mentally incapacitated to perform his duties for the Company hereunder ("Disabled") for a continuous period, then for the first six
(6) months of such period he shall receive his full salary. In no event, however, shall the Employee be entitled to receive any payments under this Paragraph 6.1 beyond the expiration or termination date of this Agreement. Effective with the date of his resumption of full employment, the Employee shall be re-entitled to receive his full salary. If such illness or other incapacity shall endure for a continuous period of at least nine (9) months or for at least two hundred fifty (250) business days during any eighteen (18) month period, the Company shall have the right, by written notice, to terminate the Employee's employment hereunder as of a date (not less than thirty (30) days after the date of the sending of such notice) to be specified in such notice. The Employee agrees to submit himself for appropriate medical examination to a physician of the Company's designation as necessary for purposes of this Paragraph 6.1.

                  6.2 The obligations of the Company under this Paragraph 6 may be satisfied, in whole or in part, by payments to the Employee under disability insurance provided by the Company.

                  6.3 Notwithstanding the foregoing, in the event, at the time of any apparent incapacity, the Company has in effect a disability policy with respect to the Employee (or, if not with respect to the Employee, then with respect to any executive officer of the Company), the Employee shall be considered Disabled for purposes of Paragraph 6.1 only if he is (or the executive officer, had he had the apparent incapacity, would be) considered disabled for purposes of the policy.

         7.       RESTRICTIVE COVENANTS

                  7.1 The services of the Employee are unique and extraordinary and essential to the business of the Company, especially since the Employee shall have access to the Company's customer lists, trade secrets and other privileged and confidential information essential to the Company's business. Therefore, the Employee agrees that, if the term of his employment hereunder shall expire or his employment shall at any time terminate for any reason whatsoever, with or without cause, the Employee will not at any time within two
(2) years after such expiration or termination (the "Restrictive Covenant Period"), without the prior written consent of the Company (which consent shall require the approval of the Board of Directors of the Company), directly or indirectly, anywhere within five (5) miles of the location of any office of the Company or any franchisee thereof at the date of expiration or termination, whether individually or as a principal, officer, employee, partner, member, manager, director, agent of, or consultant or independent contractor to, any entity, (i) engage or participate in a business which, as of such expiration or termination date, is similar to or competitive with, directly or indirectly, that of the Company and

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shall not make any investments in any such similar or competitive entity, except that the foregoing shall not restrict the Employee from acquiring up to one percent (1%) of the outstanding voting stock of any entity whose securities are listed on a stock exchange or Nasdaq; (ii) cause or seek to persuade any director, officer, employee, customer, client, account, agent or supplier of, or consultant or independent contractor to, the Company, or others with whom the Company has a business relationship (collectively "Business Associates"), to discontinue or materially modify the status, employment or relationship of such person or entity with the Company, or to become employed in any activity similar to or competitive with the activities of the Company; (iii) cause or seek to persuade any prospective customer, client, account or other Business Associate of the Company (which at or about the date of cessation of the Employee's employment with the Company was then actively being solicited by the Company) to determine not to enter into a business relationship with the Company or to materially modify its contemplated business relationship; (iv) hire, retain or associate in a business relationship with, directly or indirectly, any director, officer or employee of the Company; or (v) solicit or cause or authorize to be solicited, or accept, for or on behalf of him or any third party, any business from, or the entering into of a business relationship with, (a) others who are, or were within one (l) year prior to the cessation of his employment with the Company, a customer, client, account or other Business Associate of the Company, or (b) any prospective customer, client, account or other Business Associate of the Company which at or about the date of such cessation was then actively being solicited by the Company. The foregoing restrictions set forth in this Paragraph
7.1 shall apply likewise during the Employment Period. Notwithstanding the foregoing, (x) in the event the Employee is entitled to receive the Severance Amount (as hereinafter defined) or his employment is terminated by the Company without cause, then the obligations under this Paragraph 7.1 shall terminate in the event the Company defaults in its obligation to make any payments provided for in Paragraph 11.2 or 11.3 hereof and such default continues for a period of twenty (20) days following receipt by the Company of written notice thereof from the Employee; and (y) the provisions of this Paragraph 7.1 shall cease to apply in the event (I) this Agreement is terminated pursuant to the provisions of Paragraph 11.1(a) hereof or (II) (A) the term of this Agreement is extended for the Extended Term; (B) prior to the expiration of the Extended Term (the "Extended Expiration Date"), the Employee is not offered by the Company a further two (2) year extension of the term of this Agreement at an annual base salary at least equal to his annual base salary in effect at the Extended Expiration Date and otherwise substantially upon the terms set forth herein; (C) prior to the Extended Expiration Date, the Employee's employment with the Company is not terminated in accordance with the provisions of Paragraph 11.1(b) hereof and he does not voluntarily terminate his employment with the Company; and (D) the Employee's employment with the Company terminates on the Extended Expiration Date.

                  7.2 The Employee agrees to disclose promptly in writing to the Board of Directors of the Company all ideas, processes, methods, devices, business concepts, inventions, improvements, discoveries, know-how and other creative achievements (hereinafter referred to collectively as "discoveries"), whether or not the same or any part thereof is capable of being patented, trademarked, copyrighted, or otherwise protected, which the Employee, while employed by the Company, conceives, makes, develops, acquires or reduces to practice, whether acting alone or with others and whether during or after usual working hours, and which are related to the Company's business or

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



interests, or are used or usable by the Company, or arise out of or in connection with the duties performed by the Employee. The Employee hereby transfers and assigns to the Company all right, title and interest in and to such discoveries (whether conceived, made, developed, acquired or reduced to practice on or prior to the date hereof or hereafter during his employment with the Company), including any and all domestic and foreign copyrights and patent and trademark rights therein and any renewals thereof. On request of the Company, the Employee will, without any additional compensation, from time to time during, and after the expiration or termination of, the Employment Period, execute such further instruments (including, without limitation, applications for copyrights, patents, trademarks and assignments thereof) and do all such other acts and things as may be deemed necessary or desirable by the Company to protect and/or enforce its right in respect of such discoveries. All expenses of filing or prosecuting any patent, trademark or copyright application shall be borne by the Company, but the Employee shall cooperate in filing and/or prosecuting any such application.

                  7.3 (a) The Employee represents that he has been informed that it is the policy of the Company to maintain as secret all confidential information relating to the Company, including, without limitation, any and all knowledge or information with respect to secret or confidential methods, processes, plans, materials, customer lists or data, or with respect to any other confidential or secret aspect of the Company's activities, and further acknowledges that such confidential information is of great value to the Company. The Employee recognizes that, by reason of his employment with the Company, he will acquire confidential information as aforesaid. The Employee confirms that it is reasonably necessary to protect the Company's goodwill, and, accordingly, hereby agrees that he will not, directly or indirectly (except where authorized by the Board of Directors of the Company), at any time during the term of this Agreement or thereafter divulge to any person, firm or other entity, or use, or cause or authorize any person, firm or other entity to use, any such confidential information.

                           (b)      The Employee agrees that he will not, at any
time, remove from the Company's premises any drawings, notebooks, software, data or other confidential information relating to the business and procedures heretofore or hereafter acquired, developed and/or used by the Company, except where necessary in the fulfillment of his duties hereunder.

                           (c)      The Employee agrees that, upon the
expiration or termination of this Agreement for any reason whatsoever, he shall promptly deliver to the Company any and all drawings, notebooks, software, data and other documents and material, including all copies thereof, in his possession or under his control relating to any confidential information or discoveries, or which is otherwise the property of the Company.

                           (d)      For purposes hereof, the term "confidential
information" shall mean all information given to the Employee, directly or indirectly, by the Company and all other information relating to the Company otherwise acquired by the Employee during the course of his employment with the Company (whether on or prior to the date hereof or hereafter), other than information which (i) was in the public domain at the time furnished to, or acquired by, the

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Employee,  or (ii)  thereafter  enters the  public  domain  other  than  through disclosure, directly or indirectly, by the Employee or others in violation of an agreement of confidentiality or nondisclosure.

                  7.4 For purposes of this Paragraph 7, the term "Company" shall mean and include any and all subsidiaries and affiliated entities of the Company in existence from time to time.

         8.       VACATIONS

                  8.1 The Employee shall be entitled to an aggregate of four (4) weeks vacation time for each twelve (12) month period during the Employment Period commencing on the date hereof (the foregoing not being intended to limit the provisions of Paragraph 3.1 hereof and the part-time nature of the Employee's services), the time and duration thereof to be determined by mutual agreement between the Employee and the Company.

         9.       PARTICIPATION IN EMPLOYEE BENEFIT PLANS; STOCK OPTIONS

                  9.1 The Employee shall be accorded the right to participate in and receive benefits under and in accordance with the provisions of any pension, profit sharing, insurance, medical and dental insurance or reimbursement (with family coverage) or other plan or program of the Company either in existence as of the date hereof or hereafter adopted for the benefit generally of its executive employees.

                  9.2 Concurrently with the execution hereof, pursuant to the Company's 1998 Stock Option Plan and a Stock Option Agreement of even date, the Company is granting to the Employee the right and option to purchase up to 225,000 Common Shares of the Company upon the following terms: (a) an expiration date of five (5) years from the date hereof; (b) an exercise price equal to $2.69 per share; and (c) vesting to the extent of one-half thereof on each of the first and second anniversaries of the date hereof (the "Option").

         10.      SERVICE AS DIRECTOR

                  10.1 During the Employment Period, the Employee shall, if elected or appointed, serve as a director of the Company and/or any subsidiaries of the Company in existence or hereafter created or acquired, in each case without any additional compensation for such services.

         11.      EARLIER TERMINATION; PAYMENT FOLLOWING TERMINATION

                  11.1 The Employee's employment hereunder shall automatically terminate upon his death and may terminate at the option of the Company in the event of:

                           (a)      the Employee's incapacity, as provided for
in Paragraph 6.l hereof; or


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                           (b)       "cause", as provided for in Paragraph 1.1
hereof.

Upon the termination of the Employee's employment, the Employment Period shall be considered to have ended.

                  11.2     In the event of the following:

                           (a)      the Company timely sends the Non-Extension
Notice to the  Employee in  accordance  with the  provisions  of  Paragraph  1.1 hereof;

                           (b)      prior to the Fifth Anniversary Date, the
Employee's employment with the Company is not terminated in accordance with the provisions of Paragraph 11 hereof and he does not voluntarily terminate his employment with the Company; and

                           (c)      the Employee's employment with the Company
terminates on the Fifth Anniversary Date,

then, the Company shall continue to pay to the Employee his then annual base salary for a period of two (2) years following the Fifth Anniversary Date (the
"Severance Amount"). The Severance Amount shall be payable in a manner consistent with the payment to the Employee theretofore of his salary.

                  11.3 In the event of the termination of the Employee's employment by the Company during the Employment Period without cause, as liquidated damages, the Employee shall be entitled to receive an amount equal to all compensation that he would have been entitled to receive for the remainder of the Employment Period pursuant to Paragraph 4 hereof as if his employment had not been terminated (the "Post-Termination Payments"). The Post-Termination Payments shall be made in a manner consistent with the payment to the Employee theretofore of his salary as if he had remained in the employ of the Company. In the event the notice of termination of employment is given (a) prior to the ninetieth (90th) day prior to the Fifth Anniversary Date or (b) subsequent to such ninetieth (90th) day but after the date of any Non-Extension Notice timely given, then, instead of any obligation to pay the Employee any amount with regard to the Extended Term, the Employee shall be entitled to receive the Severance Amount, payable, as provided for in Paragraph 11.2 hereof, following the expiration of the Post-Termination Payments.

                  11.4 The Employee shall not be required to mitigate any damages he may incur for any termination of employment by the Company without cause by seeking other employment; however, any amounts paid or payable to the Employee from other employment or other services shall reduce on a dollar-for-dollar basis any amount otherwise payable to him pursuant to Paragraph 11 hereof.




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         12.    INJUNCTIVE RELIEF; REMEDIES

                12.1 The Employee acknowledges and agrees that, in the event he shall violate or threaten to violate any of the restrictions of Paragraph 3 (with regard to the last clause thereof) or 7 hereof, the Company will be without an adequate remedy at law and will therefore be entitled to enforce such restrictions by temporary or permanent injunctive or mandatory relief in any court of competent jurisdiction without the necessity of proving damages.

                12.2 The Employee agrees further that the Company shall have the following additional rights and remedies:

                           (i)  The right and remedy to require the Employee to
account for and pay over to the Company all profits derived or received by him as the result of any transactions constituting a breach of any of the provisions of Paragraph 7.1, and the Employee hereby agrees to account for and pay over such profits to the Company; and

                           (ii) The right to recover attorneys' fees incurred in
any action or proceeding in which it seeks to enforce its rights under Paragraph 7 hereof and is successful on any grounds.

                12.3 Each of the rights and remedies enumerated above shall be independent of the other, and shall be severally enforceable, and all of such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity.

                12.4 The parties hereto intend to and hereby confer jurisdiction to enforce the covenants contained in Paragraph 7.1 upon the courts of any jurisdiction within the geographical scope of such covenants (a "Jurisdiction"). In the event that the courts of any one or more of such Jurisdictions shall hold such covenants unenforceable by reason of the breadth of their scope or otherwise, it is the intention of the parties hereto that such determination not bar or in any way affect the Company's right to the relief provided above in the courts of any other Jurisdiction, as to breaches of such covenants in such other respective Jurisdictions, the above covenants as they relate to each Jurisdiction being, for this purpose, severable into diverse and independent covenants.

         13.    NO RESTRICTIONS

                13.l The Employee hereby represents that neither the execution of this Agreement nor his performance hereunder will (a) violate, conflict with or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under the terms, conditions or provisions of any contract, agreement or other instrument or obligation to which the Employee is a party, or by which he may be bound, or (b) violate any order, judgment, writ, injunction or decree applicable to the Employee. In the event of a breach hereof, in addition to the Company's right to terminate this Agreement, the Employee shall indemnify the Company and hold it harmless from and against any and all claims, losses, liabilities,

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costs and expenses (including  reasonable  attorneys' fees) incurred or suffered in connection with or as a result of the Company's entering into this Agreement or employing the Employee hereunder.

         14.    ARBITRATION

                14.1 Except with regard to Paragraph 12.1 hereof and any other matters that are not a proper subject of arbitration, all disputes between the parties hereto concerning the performance, breach, construction or interpretation of this Agreement or any portion thereof, or in any manner arising out of this Agreement or the performance thereof, shall be submitted to binding arbitration, in accordance with the rules of the American Arbitration Association, which arbitration shall be carried out in the manner hereinafter set forth.

                14.2 Within twenty (20) days after written notice by one party to the other of its demand for arbitration, which demand shall set forth the name and address of its arbitrator, the other party shall select its arbitrator and so notify the demanding party. Within twenty (20) days thereafter, the two arbitrators so selected shall select the third arbitrator. The decision of any two (2) arbitrators shall be binding upon the parties. In default of either side naming its arbitrator as aforesaid or in default of the selection of the said third arbitrator as aforesaid, the American Arbitration Association shall designate such arbitrator upon the application of either party. The arbitration proceeding shall take place at a mutually agreeable location in Nassau County, New York or such other location as agreed to by the parties.

                14.3 A party who files a notice of demand for arbitration must assert in the demand all claims then known to that party on which arbitration is permitted to be demanded. When a party fails to include a claim through oversight, inadvertence or excusable neglect, or when a claim has matured or been acquired subsequently, the arbitrators may permit amendment. A demand for arbitration shall be made within a reasonable time after the claim has arisen, and in no event shall it be made after the date when institution of legal or equitable proceedings based on such claim would be barred by the applicable statute of limitations.

                14.4 The award rendered by the arbitrators shall be final, binding and conclusive, shall be specifically enforceable, and judgment may be entered upon it in accordance with applicable law in the appropriate court in the State of New York, with no right of appeal therefrom.

                14.5 Each party shall pay its or his own expenses of arbitration, and the expenses of the arbitrators and the arbitration proceeding shall be equally shared; provided, however, that, if, in the opinion of a majority of the arbitrators, any claim or defense was unreasonable, the arbitrators may assess, as part of their award, all or any part of the arbitration expenses of the other party (including reasonable attorneys' fees) and of the arbitrators and the arbitration proceeding against the party raising such unreasonable claim or defense; provided, further, that, if the arbitration proceeding relates to the issue of "cause" for termination of employment, (a) if, in the opinion of a majority of the arbitrators, "cause" existed, the arbitrators shall assess, as part of their award, all of the arbitration expenses of the Company (including reasonable attorneys' fees) and of the arbitrators

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and the arbitration proceeding against the Employee or (b) if, in the opinion of a majority of the arbitrators, "cause" did not exist, the arbitrators shall assess, as part of their award, all of the arbitration expenses of the Employee
(including   reasonable   attorneys'  fees)  and  of  the  arbitrators  and  the
arbitration proceeding against the Company.

         15.    ASSIGNMENT

                15.1 This Agreement, as it relates to the employment of the Employee, is a personal contract and the rights and interests of the Employee hereunder may not be sold, transferred, assigned, pledged or hypothecated.

         16.    NOTICES

                16.1 Any notice required or permitted to be given pursuant to this Agreement shall be deemed to have been duly given when delivered by hand or sent by certified or registered mail, return receipt requested and postage prepaid, overnight mail or courier or telecopier as follows:

                If to the Employee:

                1001 Brickell Bay Drive
                9th Floor
                Miami, Florida  33131
                Telecopier Number:  (305) 373-0056

                If to the Company:

                90 Merrick Avenue
                East Meadow, New York 11554
                Attention: President
                Telecopier Number: (516) 296-7111

                with a copy to:

                Certilman Balin Adler & Hyman, LLP
                90 Merrick Avenue
                East Meadow, New York 11554
                Attention:  Fred S. Skolnik, Esq.
                Telecopier Number:  (516) 296-7111

or at such other address as any party shall designate by notice to the other party given in accordance with this Paragraph 16.1.


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         17.    GOVERNING LAW

                17.1 This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely in New York.

         18.    WAIVER OF BREACH; PARTIAL INVALIDITY

                18.1 The waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. If any provision, or part thereof, of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and not in any way affect or render invalid or unenforceable any other provisions of this Agreement, and this Agreement shall be carried out as if such invalid or unenforceable provision, or part thereof, had been reformed, and any court of competent jurisdiction or arbitrators, as the case may be, are authorized to so reform such invalid or unenforceable provision, or part thereof, so that it would be valid, legal and enforceable to the fullest extent permitted by applicable law.

         19.    ENTIRE AGREEMENT

                19.1 This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and there are no representations, warranties or commitments except as set forth herein. This
Agreement supersedes all prior agreements, understandings, negotiations and discussions, whether written or oral, of the parties hereto relating to the subject matter hereof. This Agreement may be amended, and any provision hereof waived, only by a writing executed by the party sought to be charged. No amendment or waiver on the part of the Company shall be valid unless approved by its Board of Directors.

         20.    COUNTERPARTS

                20.1 This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

         21.    FACSIMILE SIGNATURES

                21.1 Signatures hereon which are transmitted via facsimile shall be deemed original signatures.

         22.    REPRESENTATION BY COUNSEL; INTERPRETATION

                22.1 The Employee acknowledges that he has been represented by counsel in




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connection  with  this  Agreement.  Accordingly,  any  rule or law or any  legal decision that would require the interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived by the Employee. The provisions of this Agreement shall be interpreted in a reasonable manner to give effect to the intent of the parties hereto.

         23.    HEADINGS

                23.1 The headings and captions under sections and paragraphs of this Agreement are for convenience of reference only and do not in any way modify, interpret or construe the intent of the parties or affect any of the provisions of this Agreement.






                                       12

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                  IN  WITNESS  WHEREOF,   the  undersigned  have  executed  this
Agreement as of the day and year above written.

                                                     DCAP GROUP, INC.


                                                     By:/s/ Kevin Lang
                                                     -----------------
                                                     Kevin Lang, President

                                                     /s/ Jay M. Haft
                                                     ---------------------------
                                                     Jay M. Haft



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